UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2004


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                           CAESARS ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


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          Delaware                      1-14573                  88-0400631
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)



                           3930 Howard Hughes Parkway
                             Las Vegas, Nevada 89109
          (Address of principal executive offices, including zip code)



                                 (702) 699-5000
              (Registrant's telephone number, including area code)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

99.1 Press Release issued by Caesars Entertainment, Inc., dated July 22, 2004.


ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 22, 2004, the Registrant issued a press release containing its financial results for the quarter and six months ended June 30, 2004. A copy of the press release is furnished hereto as Exhibit 99.1




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  CAESARS ENTERTAINMENT, INC.


                  By:     /s/ WESLEY D. ALLISON
                     -----------------------------------------
                  Name:   Wesley D. Allison
                  Title:  Senior Vice President, Controller and Interim Chief
                          Financial Officer

Dated:  July 22, 2004